EXHIBIT 24.1
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Richard J. Campo, D. Keith Oden and Alexander J. Jessett, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2022 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ Javier E. Benito
Signature

Javier E. Benito
Print Name
Date: February 23, 2023

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Richard J. Campo, D. Keith Oden and Alexander J. Jessett, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2022 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ Heather J. Brunner
Signature

Heather J. Brunner
Print Name
Date: February 23, 2023

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Richard J. Campo, D. Keith Oden and Alexander J. Jessett, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2022 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ Mark D. Gibson
Signature

Mark D. Gibson
Print Name
Date: February 23, 2023

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Richard J. Campo, D. Keith Oden and Alexander J. Jessett, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2022 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ Scott S. Ingraham
Signature

Scott S. Ingraham
Print Name
Date: February 23, 2023

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Richard J. Campo, D. Keith Oden and Alexander J. Jessett, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2022 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ Renu Khator
Signature

Renu Khator
Print Name
Date: February 23, 2023

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Richard J. Campo, D. Keith Oden and Alexander J. Jessett, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2022 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ Frances Aldrich Sevilla-Sacasa
Signature

Frances Aldrich Sevilla-Sacasa
Print Name
Date: February 23, 2023

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Richard J. Campo, D. Keith Oden and Alexander J. Jessett, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2022 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ Steven A. Webster
Signature

Steven A. Webster
Print Name
Date: February 23, 2023

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Richard J. Campo, D. Keith Oden and Alexander J. Jessett, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2022 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ Kelvin R. Westbrook
Signature

Kelvin R. Westbrook
Print Name
Date: February 23, 2023